UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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STRATEGIC PARTNERS REAL ESTATE FUND
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STRATEGIC PARTNERS REAL ESTATE FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

DECEMBER 5, 2005

TO THE SHAREHOLDERS:

On September 8, 2005, at a regular meeting of the Board of Trustees of Strategic Partners Real Estate Fund (the Fund), the Trustees approved a new subadvisory agreement for the Fund. The parties to the subadvisory agreement are Prudential Investments LLC (the Fund's investment manager), and Principal Real Estate Investors, LLC (Principal). Principal will join Wellington Management Company, LLP as a subadviser of the Fund. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of the agreement's terms. Prudential Investments LLC will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

BY ORDER OF THE BOARD,

DEBORAH A. DOCS
Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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STRATEGIC PARTNERS REAL ESTATE FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 225-1852

INFORMATION STATEMENT

DECEMBER 5, 2005

This information statement is being furnished to shareholders of the Strategic Partners Real Estate Fund (the Fund), pursuant to the terms of an order granted to us by the Securities and Exchange Commission (SEC). The order permits the Fund's manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

The Fund is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware business trust. The Fund's trustees are referred to herein as the "Board," "Board Members" or "Trustees." The Fund's principal executive office is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

We are providing shareholders of the Fund as of November 11, 2005 with this information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated as of November 11, 2005, between Prudential Investments LLC (PI or the Manager) and Principal Real Estate Investors, LLC (Principal) with respect to the Fund, a copy of which is attached hereto as Exhibit A (the Subadvisory Agreement). Principal will join Wellington Management Company, LLP (Wellington) as a subadviser of the Fund. The subadvisory agreement between the Manager and Wellington was last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 23, 2005.

The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about December 21, 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's manager under a management agreement dated as of March 28, 2001, as amended and restated. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.

Shareholder Reports

The Fund's most recent annual report for the fiscal year ended March 31, 2005 and the most recent semiannual report for the period ended September 30, 2005 have been sent to shareholders. Only one annual report or semiannual report, as applicable, is delivered to multiple security holders sharing an address unless the Fund receives contrary instructions from one or more of the security holders. Annual and semiannual resports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of any class of the Fund is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENT

On September 8, 2005, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreement and the recommendation by the Manager to add Principal as a subadviser to the Fund. The Trustees decided to appoint Principal after PI informed the Board that Wellington had informed PI that it was approaching the maximum level of assets that it could efficiently manage under current market conditions.

The Subadvisory Agreement, dated as of September 14, 2005, contains terms and conditions similar to those of the subadvisory agreement with Wellington, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreement. Principal renders investment advice to the Fund in accordance with the investment objective and policies of the Fund as established by the Board and also makes investment decisions to purchase and sell securities on behalf of the Fund, subject to the supervision of the Manager. The Manager, not the Fund, pays an advisory fee to Principal. Therefore, the addition of a subadviser does not mean any change in advisory fees paid by the Fund.

Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, the Manager may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreement

At a regular in-person meeting of the Board at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board considered whether the approval of the Subadvisory Agreement was in the best interests of the Fund and its investors. Before approving the new Subadvisory Agreement, and in advance of the meeting, the Trustees reviewed performance, compliance and organizational materials regarding Principal. The Board also received formal presentations from the Manager at the September 8, 2005 meeting. Representatives of Principal participated in the discussions with the Trustees at the meeting.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund's investment manager pursuant to a management agreement, and between PI and Principal, which now serves as one of the Fund's subadvisers pursuant to the terms of the Subadvisory Agreement with PI, are fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

In making the determination to appoint Principal as a subadviser to share subadvisory responsibilities with Wellington, the Board, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and to be provided by Principal. The Board considered the services provided by PI, including but not limited to the oversight of Principal as well as the provision of recordkeeping, compliance and other services to the Fund. With respect to PI's oversight of Principal, the Board noted that PI's Strategic Investment Research Group (SIRG), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services to be provided by Principal, as well as adherence to the Fund's investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI's evaluation of Principal and PI's recommendation to approve a new subadvisory agreement with Principal.

The Board reviewed the qualifications, backgrounds and responsibilities of PI's senior management responsible for the oversight of the Fund and Principal and also reviewed the qualifications, backgrounds and responsibilities of Principal's portfolio managers who would be responsible for the day-to-day management of the Fund's portfolio. The Board was provided with information pertaining to PI's and Principal's respective organizational structures, senior management, investment operations and other relevant information. The Board also noted that it received favorable compliance reports from the Fund's Chief Compliance Officer ("CCO") as to PI and Principal.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services to be provided to the Fund by Principal and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and will benefit from the services to be provided by Principal under the management and subadvisory agreements.

Approval of New Subadvisory Agreement

At the meeting of the Board held on September 8, 2005, PI recommended that the Board approve a new subadvisory agreement with Principal. PI advised the Board that the Fund's existing subadviser, Wellington, had notified PI that it was approaching the maximum level of assets that it could efficiently manage under current market conditions. Consequently, PI recommended that the Board approve a new Subadvisory Agreement with Principal, and that the Fund's assets be reallocated among Wellington and Principal.

In advance of the meeting, the Board received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the meeting, the Board considered additional materials and a presentation conducted by SIRG's staff. The SIRG materials and presentation described for the Board the reasons why SIRG recommended that the Board approve Principal as an additional subadviser for the Fund.

At the meeting, SIRG reviewed the selection and evaluation process that culminated in its recommendation of Principal as the Fund's new subadviser. In addition, among other things, SIRG reviewed with the Board Principal's investment process and structure, its management team and organizational structure and the performance of mutual funds advised by Principal with investment objectives and strategies similar to that of the Fund. The materials furnished by SIRG indicated that, with respect to a similar fund advised by Principal, the similar fund had generally achieved performance in the first quartile over a multi-year time period. Following the conclusion of SIRG's presentation, the Board met with Principal's portfolio manager, who discussed his investment philosophy and style, as well as his market outlook.

Performance of Strategic Partners Real Estate Fund

The Board received and considered information about the Fund's historical performance for periods ending December 31, 2004, noting that the Fund had achieved performance that was in the first quartile over the one-year, three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. The Board also noted that the Fund outperformed its benchmark index over the same time periods.

The Board determined that the Fund's performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper, Inc.

The Fund's management agreement of 0.75% ranked in the first quartile in its Lipper Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund's investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability based on fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. Taking these factors into account, the Board concluding that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board did not consider information about the profitability of Principal, because Principal was a new subadviser and had not yet commenced providing subadvisory services to the Fund.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund's assets grow beyond current levels. In light of the Fund's current size and expense structure, the Board concluded that the absence of breakpoints in the Fund's fee schedule is acceptable at this time.

Other Benefits to PI and Principal

The Board considered potential ancillary benefits that might be received by PI and Principal and its affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund's transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI's association with the Fund. The Board concluded that the potential benefits to be derived by Principal, including its ability to use soft dollar credits, brokerage commissions received by affiliates of Principal, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputation benefits. The Board concluded that the benefits derived by PI and that might be derived by Principal were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

The Board concluded that these reasons supported its selection of Principal and unanimously approved the Subadvisory Agreement.

Information Concerning Principal

Principal is a diversified asset management organization and a wholly owned subsidiary of the 125-year old investment firm Principal Financial Group®. Located at 801 Grand Avenue, Des Moines, Iowa, 50392, Principal manages $155 billion in assets as of June 30, 2005, primarily for retirement plans and other institutional clients. Their investment capabilities encompass an extensive range of equity, fixed income and real estate investments as well as specialized overlay and advisory services. Exhibit D contains information about the other mutual funds managed by Principal with investment objectives and strategies similar to those of the Fund. Exhibit D also lists the principal executive officers and trustees of Principal.

Terms of the Subadvisory Agreement

The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

Under the Subadvisory Agreement, Principal is compensated by the Manager (and not the Fund) at an annual rate of 0.50% of the average daily net assets of the Fund that it manages. Under the current subadvisory agreement with Wellington, Wellington is compensated by the Manager (and not the Fund) at an annual rate of 0.40% of the average daily net assets that it manages up to $50 million and 0.35% of the average daily net assets that it manages over $50 million.

The Subadvisory Agreement provides that, subject to Manager's and the Board of Trustees' supervision, Principal is responsible for managing the investment operations of its portion of the assets of the Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Principal will provide the Manager with all books and records relating to the transactions they execute and render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the

Investment Company Act) or upon the termination of the Fund's management agreement with the Manager, and (3) the Subadvisory Agreement may be terminated at any time by Principal or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Principal will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

Shareholder Proposals

As a Delaware business trust, the Fund is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary

Dated: December 5, 2005

EXHIBIT A

STRATEGIC PARTNERS REAL ESTATE FUND

Subadvisory Agreement

Agreement made as of this 14th day of September, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Principal Real Estate Investors, LLC (Principal or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Strategic Partners Real Estate Fund, a Delaware business trust (the Fund) and a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to a portion of the Fund's portfolio and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliate shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 771 High St, Des Moines, IA 50392-0490, attention: Client Service.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser does not approve of the form of such material in advance. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

PRINCIPAL REAL ESTATE INVESTORS, LLC

BY:  /S/  RANDALL C. MUNDT

Name:  Randall C. Mundt

Title:  President and CIO

Schedule A

STRATEGIC PARTNERS REAL ESTATE FUND

As compensation for services provided by Principal Real Estate Investors, LLC for management of a portion of the Fund's portfolio, Prudential Investments LLC will pay Principal Real Estate Investors, LLC a fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Strategic Partners Real Estate Fund	0.50% of the average daily net assets of the portion of the Fund managed by Principal

Dated as of September 14, 2005.

EXHIBIT B

MANAGEMENT OF THE FUND

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement (the Management Agreement) dated as of March 28, 2001, as amended and restated, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 23, 2005. The Management Agreement was last approved by the sole shareholder of the Fund on February 18, 1998.

Terms of the Management Agreement

Pursuant to the Management Agreement for the Fund, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for the Fund, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by PFPC Trust Company (PFPC), the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of their Trustees, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such Trustees, officers or employees of the Manager.

In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

(a)  the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's subadvisers;

(b)  all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Manager is compensated by the Fund at the rate of .75 of 1.00% of the Fund's average daily net assets.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's subadvisers, (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Fund.

Information About PI

PI is a wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Fund:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI's Officers

The business and other connections of PI's principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-40

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

Kathryn Quirk	Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

David R. Odenath, Jr.	Executive Vice President	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Deborah A. Docs	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

The Distributor and Transfer Agent

Prudential Investment Management Service LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund under a distribution agreement with the Fund. The Distributor is a subsidiary of Prudential. Pursuant to a distribution and service plan (the Plan) adopted under Rule 12b-1 under the Investment Company Act, the Fund bears the expenses of distribution and service fees paid to the Distributor with respect to Class A, Class B, Class C and Class X shares. For the fiscal year ended March 31, 2005, the Distributor received distribution and servicing fees from the Fund as follows. The Distributor received payments of $72,404 under the Class A Plan and spent approximately $50,732 in distributing Class A shares. The Distributor also received approximately $239,200 in initial sales charges in connection with the sale of Class A shares. The Distributor received $339,681 from the Fund under the Class B Plan and spent approximately $270,400 in distributing the Class B shares. The Distributor received approximately $42,200 in contingent deferred sales charges (CDSCs) attributable to Class B shares. The Distributor received $79,735 from the Fund under the Class C Plan and spent approximately $96,300 in distributing the Fund's Class C shares. The Distributor also received approximately $2,800 in CDSCs and did not receive any initial sales charges in connection with the sale of Class C shares.

The Fund's transfer agent for the fiscal year ended March 31, 2005 was Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. For the fiscal year ended March 31, 2005, the Fund incurred fees of approximately $86,800 for the services of PMFS.

Brokerage

During the fiscal year ended March 31, 2005, the Fund paid $83,959 in total brokerage commissions. Of this amount, $2,877 (3.43% of total brokerage commissions) was paid to Wachovia Securities, an affiliated broker dealer. The percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions effected through Wachovia Securities was 0.23%. Total brokerage commissions paid to other affiliated brokers was $170 (0.20% of total brokerage commissions). The percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions effected through other affiliated brokers was 0.20%.

EXHIBIT C

OFFICER INFORMATION

Name	Position with PI	Principal Occupations
Judy A. Rice (56)	President	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (58)	Vice President	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Kathryn Quirk (52)	Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (47)	Vice President and Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

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Name	Position with PI	Principal Occupations
Jonathan Shain (46)	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Lee D. Augsburger (45)	Chief Compliance Officer	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Managment, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999 of Prudential.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Office	Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

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EXHIBIT D

OTHER FUNDS MANAGED BY PRINCIPAL

The following table sets forth information relating to the other registered investment company portfolios for which Principal acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Fund.

Fund	Annual Management Fee (as a% of average net assets)		Approximate Net Assets as of 9/30/05
Principal Investors Fund – Real Estate Securities Fund	.85	bp	$774,398,788.71
Principal Variable Contract – Real Estate Securities Fund	.90	bp	$169,256,249.28

MANAGEMENT OF PRINCIPAL

The table below lists the name, address, position with Principal and principal occupation during the past five years for the principal executive officers and directors of Principal.

Name and Address*	Position with Principal and Principal Occupation
Patrick Gregory Halter	Chief Executive Officer

Steven Kent Graves	Chief Operating Officer

Stephen William Pick	Chief Information Officer

Leanne Marie Valentine	Counsel

Randall Craig Mundt	President, Chief Investment Officer

Richard W. Hibbs	Executive Vice President, Marketing

Jerry Lee Bogart	Board Member

Barb McKenzie	Chief Compliance Officer

*  The address of each person is Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa, 50392.

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Exhibit E

SHAREHOLDER INFORMATION

As of November 11, 2005 the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund, with the exception of Robin B. Smith, who owned 7,466 shares (1.1%).

As of November 11, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	B	48,963/5.1%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	247,893/34.0%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	71,318/10.5%
Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit	100 Mulberry Street Newark NJ 07102	Z	458,053/67.4%
Charles Schwab Co	101 Montgomery Street San Francisco CA 94104	Z	61,954/9.1%

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